UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2014

I.R.S.
	Exact Name of Registrant as Specified in its Charter,	State of	Employer
Commission File Number	Address of Principal Executive Offices and Telephone Number	Incorporation	Identification No.
1-9516	Icahn Enterprises L.P.	Delaware	13-3398766
767 Fifth Avenue, Suite 4700
New York, New York 10153
(212) 702-4300
333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P.	Delaware	13-3398767
767 Fifth Avenue, Suite 4700
New York, New York 10153
(212) 702-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Senior Notes Offering

On January 21, 2014, Icahn Enterprises L.P. (“Icahn Enterprises”) and Icahn Enterprises Finance Corp. (“Icahn Enterprises Finance” and together with Icahn Enterprises, the “Issuers”) closed their previously announced sale of $1.200 billion in aggregate principal amount of their 6.000% Senior Notes due 2020 (the “2020 Notes”), $1.275 billion in aggregate principal amount of their 4.875% Senior Notes due 2019 (the “2019 Notes”) and $1.175 billion in aggregate principal amount of their 3.500% Senior Notes due 2017 (the “2017 Notes” and together with the 2020 Notes and the 2019 Notes, the “Notes”) pursuant to the purchase agreement, dated January 8, 2014 (the “Purchase Agreement”), by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor (the “Guarantor”), and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Jefferies LLC and UBS Securities LLC, as initial purchasers (the “Initial Purchasers”). The 2020 Notes were priced at 102.000% of their face amount plus interest accrued from August 1, 2013 and each of the 2019 and the 2017 Notes were priced at 100.000% of their face amount. The $3,650,000,000 in gross proceeds from the sale of the Notes will be used to refinance indebtedness of Icahn Enterprises.

Interest on the 2020 Notes will be payable on February 1 and August 1 of each year, commencing February 1, 2014. Interest on the 2019 Notes and the 2017 Notes will be payable on March 15 and September 15 of each year, commencing September 15, 2014. The Purchase Agreement contains customary representations, warranties and covenants of the parties and indemnification and contribution provisions whereby the Issuers and the Guarantor, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities.

The Issuers issued the 2020 Notes under an indenture dated as of August 1, 2013 (the “2020 Indenture”), among the Issuers, Icahn Enterprises Holdings, as guarantor, and Wilmington Trust, National Association, as trustee (the ‘‘Trustee’’). The 2020 Indenture contains customary events of defaults and covenants relating to, among other things, the incurrence of debt, affiliate transactions, liens and restricted payments.  On or after February 1, 2017 and prior to August 1, 2017, the Issuers may redeem all of the 2020 Notes at a price equal to 104.500% of the principal amount of the Notes, plus accrued and unpaid interest, with such optional redemption prices decreasing to 103.000% on or after August 1, 2017, 101.500% on or after August 1, 2018 and 100.000% on and after August 1, 2019.  Before February 1, 2017, the Issuers may redeem the 2020 Notes upon repayment of a make-whole premium. Before August 1, 2016, the Issuers may redeem up to 35% of the aggregate principal amount of the 2020 Notes with the net proceeds of certain equity offerings at a price equal to 106.000% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of redemption, provided that at least 65% of the aggregate principal amount of the 2020 Notes originally issued remains outstanding immediately after such redemption. If the Issuers experience a change of control, the Issuers must offer to purchase for cash all or any part of each holder’s 2020 Notes at a purchase price equal to 101% of the principal amount of the 2020 Notes, plus accrued and unpaid interest.

The Issuers issued the 2019 Notes and the 2017 Notes under an indenture dated as of January 21, 2014 (the “New Indenture”), among the Issuers, Icahn Enterprises Holdings, as guarantor, and the Trustee. The New Indenture contains customary events of defaults and covenants relating to, among other things, the incurrence of debt, affiliate transactions, liens and restricted payments. On or after July 15, 2016 and prior to January 15, 2017, the Issuers may redeem all or part of the 2019 Notes at a price equal to 103.6563% of the principal amount of the 2019 Notes, plus accrued and unpaid interest, with such optional redemption prices decreasing to 102.4375% on and after January 15, 2017 and 100.000% on and after January 15, 2018.  Before July 15, 2016, the Issuers may redeem the 2019 Notes upon repayment of a make-whole premium. Before July 15, 2016, the Issuers may redeem up to 35% of the aggregate principal amount of the 2019 Notes with the net proceeds of certain equity offerings at a price equal to 104.8750% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of redemption, provided that at least 65% of the aggregate principal amount of the 2019 Notes originally issued remains outstanding immediately after such redemption. On or after February 15, 2017, the Issuers may redeem some or all of the 2017 Notes at a price equal to 100.000% of the principal amount of the 2017 Notes, plus accrued and unpaid interest. If the Issuers experience a change of control, the Issuers must offer to purchase for cash all or any part of each holder’s 2019 Notes and 2017 Notes at a purchase price equal to 101% of the principal amount of 2019 Notes and 2017 Notes, plus accrued and unpaid interest.

The Notes and the related guarantees are the senior unsecured obligations of the Issuers and rank equally with all of the Issuers’ and the Guarantor’s existing and future senior unsecured indebtedness, and rank senior to all of the Issuers’ and the Guarantor’s existing and future subordinated indebtedness.  The Notes and the related guarantees are effectively subordinated to the Issuers’ and the Guarantor’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness.  The Notes and the related guarantees are also effectively subordinated to all indebtedness and other liabilities of the Issuers’ subsidiaries other than the Guarantor.

In connection with the sale of the Notes, the Issuers and the Guarantor entered into a Registration Rights Agreement, dated January 21, 2014 (the “Registration Rights Agreement”), with the Initial Purchasers.  Pursuant to the Registration Rights Agreement, the Issuers have agreed to file a registration statement with the U.S. Securities and Exchange Commission, on or prior to 120 calendar days after the closing of the offering, to register an offer to exchange the Notes for registered notes guaranteed by the Guarantor with substantially identical terms, and to use commercially reasonable efforts to cause the registration statement to become effective by the 210th day after the closing of the offering.  Additionally, the Issuers and the Guarantor may be required to file a shelf registration statement to cover resales of the Notes in certain circumstances. If the Issuers and the Guarantor fail to satisfy these obligations, the Issuers may be required to pay additional interest to holders of the Notes under certain circumstances.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Please see the information set forth in Item 1.01 above, which is incorporated by reference into this Item 2.03.

ITEM 8.01 OTHER ITEMS

On January 21, 2014, Icahn Enterprises issued a press release announcing the closing of the offering of the Notes. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated January 21, 2014, among Icahn Enterprises L.P., Icahn Enterprises Finance Corp., Icahn Enterprises Holdings L.P. and Wilmington Trust, National Association, as trustee.
10.1	Registration Rights Agreement, dated January 21, 2014, among Icahn Enterprises L.P., Icahn Enterprises Finance Corp., Icahn Enterprises Holdings L.P. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Jefferies LLC and UBS Securities LLC.

99.1	Press Release dated January 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

	By:	Icahn Enterprises G.P. Inc.
its general partner

		By:	/s/ SungHwan Cho
Date: January 21, 2014			SungHwan Cho
Chief Financial Officer

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

	By:	Icahn Enterprises G.P. Inc.
its general partner

		By:	/s/ SungHwan Cho
Date: January 21, 2014			SungHwan Cho
Chief Financial Officer